Prospectus supplement	November 14, 2011

Putnam Small Cap Growth Fund
Summary and Statutory Prospectuses dated October 30, 2011

Effective November 1, 2011, and until further notice, a portion of the fund’s distribution and service (12b-1) fees for class B shares has been waived, reducing the fees from 1.00% to 0.25%. There is no guarantee that this waiver will continue indefinitely.

While this waiver is in effect, the total annual fund operating expenses for class B shares will be reduced, and class B shares will have lower annual expenses, and higher dividends, than class C, M or R shares. You should be aware, however, that the class B share fees may return to their normal levels at any time.

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